UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement

[    ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ x ]  Definitive Proxy Statement

[    ]  Definitive Additional Materials

[    ]  Soliciting Material Pursuant to §240.14a – 12

BLUE RIDGE REAL ESTATE COMPANY

  BIG BOULDER CORPORATION

(Name of Registrant as Specified in Its Charter)

    N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[ x ]  No fee required.

[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

_________________________________________________

(2)  Aggregate number of securities to which transaction applies:

_________________________________________________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________

(4)  Proposed maximum aggregate value of transaction:

_________________________________________________

(5) Total fee paid:

_________________________________________________

[    ]  Fee paid previously with preliminary materials.

[    ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

_________________________________________________

(2)  Form, Schedule or Registration Statement No.:

_________________________________________________

(3)  Filing Party:

_________________________________________________

(4)  Date Filed:

_________________________________________________

BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

P.O. Box 707

Blakeslee, PA  18610

(570) 443-8433

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 30, 2005

To the Shareholders of Blue Ridge Real Estate Company and Big Boulder Corporation:

     The 2004 Annual Meetings of Shareholders of Blue Ridge Real Estate Company and Big Boulder Corporation (the ²Corporations²) will be held on March 30 2005, at the JP Morgan Chase Building located at 270 Park Avenue at 48th Street in New York City, NY, at 9:00 A.M., local time.  The two meetings will be held simultaneously, as a joint meeting, since under a Security Combination Agreement between the two Corporations and under their By-Laws, the shares of the two Corporations are combined and traded together in unit certificates.  The purposes of each meeting are as follows:

(1)  To elect Directors of each of the Corporations; and

(2)  To transact such other business as may properly come before the meetings.

Shareholders of record at the close of business on February 9, 2005, are entitled to notice of and to vote at said meetings.

By order of the Board of Directors of Blue Ridge Real Estate Company and Big Boulder Corporation.

/s/ Christine A. Liebold

Christine A. Liebold

Secretary

Blakeslee, Pennsylvania

February 25, 2005

TABLE OF CONTENTS

Page

PROXY STATEMENT

1

VOTING SECURITIES

2

ELECTION OF DIRECTORS

3

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

5

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

EXECUTIVE COMPENSATION

7

INDEPENDENT AUDITORS

9

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

10

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

11

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

11

STOCK PERFORMANCE GRAPH

13

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

14

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

14

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETINGS

15

OTHER MATTERS

15

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

16

APPENDIX A:  AUDIT COMMITTEE CHARTER

A-1

PROXY CARD

i

BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

Route 940 and Moseywood Road

P.O. Box 707

Blakeslee, Pennsylvania  18610

PROXY STATEMENT

for the

ANNUAL MEETINGS OF SHAREHOLDERS

March 30, 2005

This Proxy Statement is being mailed on or about February 25, 2005 to the Shareholders of record of Blue Ridge Real Estate Company and Big Boulder Corporation (each a ²Corporation² and collectively the ²Corporations²) in connection with the Joint Annual Meetings of Shareholders of the Corporations to be held on March 30, 2005, at the JP Morgan Chase Building located at 270 Park Avenue at 48th Street in New York City, NY, at 9:00 A.M., local time, and at any adjournment or adjournments thereof (the ²Joint Meeting²).

You are entitled to attend the annual meeting only if you were a Blue Ridge Real Estate Company and Big Boulder Corporation stockholder as of the close of business on February 9, 2005 or hold a valid proxy for the annual meeting.  You should be prepared to present photo identification for admittance.  The annual meeting will begin promptly at 9:00 a.m., local time.  You should allow ample time for the check-in procedures.

Under a Security Combination Agreement between the Corporations and under the By-Laws of both Corporations, shares of the two Corporations are combined in unit certificates, each certificate representing the same number of shares of each of the Corporations.  Shares of each Corporation may be transferred only together with an equal number of shares of the other Corporation.  For this reason, the Annual Meetings of the Shareholders of both Corporations are held together as a Joint Meeting.  At the Joint Meeting, separate votes will be held on the proposals concerning each Corporation, and shareholders have the right to vote their shares differently on similar proposals presented by each of the Corporations before the Joint Meeting.  Only one Proxy Card has been supplied to Shareholders, but this Card constitutes separate proxies with regard to the shares of the respective Corporations, and provides means for Shareholders to give instructions for voting their Blue Ridge Real Estate Company shares separately from their Big Boulder Corporation shares.

The proxies evidenced by the Proxy Card are solicited on behalf of the Boards of Directors of the respective Corporations.  Each such proxy is subject to revocation by the Shareholder at any time before it is voted by filing notice of revocation with the Secretary of the Corporations or by filing a duly executed proxy bearing a later date.  A proxy may also be revoked by attending the Joint Meeting and voting in person.

The costs of preparing, assembling and mailing this Proxy Statement, the Notice of Meetings, the Annual Report, the enclosed form of Proxy Card and any additional material relating to the Joint Meetings which may be furnished to the Shareholders on behalf of the Board of Directors subsequent to the furnishing of this Proxy Statement have been or are to be borne by the Corporations, with each of the Corporations to pay one-half of such costs.

In addition to the use of the mails, the Corporations may, if they consider it desirable, solicit proxies personally or by telephone or facsimile.  Such solicitation may be made by officers, directors or employees of the Corporations without additional compensation.  Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, in which event they will be reimbursed upon request for their out-of-pocket expenses incurred in connection therewith.

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A copy of the Corporations’ Annual Report for the fiscal year ended October 31, 2004, accompanies this Proxy Statement but is not considered a part of the proxy-soliciting material.  Additional copies of such report are available to any Shareholder upon request.

VOTING SECURITIES

Each of the Corporations had outstanding on February 9, 2005, 1,949,130 shares of common stock, without par value, and neither has any other authorized class of securities.  Only Shareholders of record of the Corporations at the close of business on February 9, 2005, the record date, will be entitled to vote at the Joint Meeting.  Each Shareholder has the right to cumulate his or her votes in the election of directors and may cumulate his or her votes differently in voting for the election of directors of each Corporation.  Cumulative voting entitles the Shareholder to multiply his or her shares by the number of directors (4) to be elected, and to cast the number of votes so determined for one person or to distribute such number, in his or her discretion, among two or more persons.  To vote cumulatively, a Shareholder must write the name of the nominee or nominees selected and the number of votes to be cast for each nominee following the words ²Cumulative For² on the lines provided under Items 1 and 2 on the Proxy Card.  On all other matters, each share of each of the Corporations will be entitled to one vote.

Shares cannot be voted at the Joint Meeting unless the holder of record is present in person or represented by Proxy.  The enclosed Proxy Card is a means by which a Shareholder may authorize the voting of his or her shares at the Joint Meeting.  If a Proxy Card is properly executed, returned to the Corporations or their agent and not revoked, the shares represented by such Proxy Card will be voted in accordance with the instructions set forth thereon.  Shareholders are urged to specify their choices by marking the appropriate box of the Proxy Card.  If no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the discretion of the proxy agents, as described below.  If any other matters are properly presented at the Joint Meeting, the proxy agents will vote the proxies (which confer discretionary authority to vote on such matters) at their discretion.  A Shareholder may attend the meeting even though he or she has executed a Proxy Card.

With respect to each Corporation, presence at the Joint Meeting, in person or by proxy, of the holders of a majority of the shares that are entitled to vote and outstanding on February 9, 2005 is necessary to constitute a quorum.  Accordingly, the presence of 974,566 shares will constitute a quorum.  Shares represented by a properly signed and returned proxy are considered present at the Joint Meeting for purposes of determining a quorum, regardless of whether the holder of such shares or proxy withholds his, her or its vote or abstains.  Broker non-votes also count as shares present at the meeting for purposes of a quorum.  All votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome.

With regard to the election of directors, Shareholders may cumulate votes for the nominees specified on the Proxy Card, as described above, or withhold votes for certain or all of the nominees.  A plurality of the votes cast is required for the election of directors.  Accordingly, the four nominees for election as directors who receive the highest number of votes actually cast will be elected.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  Routine matters include the election of directors.  Non-routine matters include matters such as amendments to stock plans.  Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on non-routine matters and will not be counted in the voting results.  Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

If the Joint Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You will still be able to revoke your proxy until it is voted.

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ELECTION OF DIRECTORS

Four directors of each Corporation are to be elected at the Joint Meeting, as set forth by resolution of the Board of Directors.

The By-Laws of each of the Corporations permit up to eight members to comprise the whole Board of Directors of each Corporation.

The persons named as proxy agents in the enclosed Proxy Card have advised the Board of Directors of each Corporation that it is their intention to cumulate votes in their discretion among all or less than all of the four nominees for the Board of Directors unless a specific direction to cumulate votes in a particular manner is included on the Proxy Card.  If elected, the directors of each Corporation will hold office until the next Annual Meeting of such Corporation when their successors are elected.  If any vacancy shall occur because of death or other unexpected occurrence in the slates of nominees listed below for election as directors, the proxy agents have advised the Boards of Directors of the Corporations that it is their intention to vote the proxies for such substitute nominees as may be proposed by or on behalf of the Boards of Directors of each of the Corporations.

Information with respect to the nominees, the periods during which they have served as directors of each Corporation, their principal occupations and their ages is set forth below.

Milton Cooper

Director since 1983

Milton Cooper, age 75, serves as a director of Getty Realty Corporation, and as Chief Executive Officer and Chairman of the board of directors of Kimco Realty Corporation.

Michael J. Flynn

Chairman of the Board of Directors since 1990

Michael J. Flynn, age 69, serves as the President, Chief Operating Officer and Vice Chairman of the board of directors of Kimco Realty Corporation.  Mr. Flynn is the father of Patrick M. Flynn.

Patrick M. Flynn

Director since 2001

Patrick M. Flynn, age 28, has served as the President and Chief Executive Officer of the Corporations since October 2001.  Mr. Flynn has served as the Director of Real Estate at Kimco Realty Corporation since May 2001.  Prior to joining the Corporations, from June 1995 to May 2001, Mr. Flynn was a consultant at MIT Consulting.  Mr. Flynn is the son of Michael J. Flynn.

Wolfgang Traber

Director since 1986

Wolfgang Traber, age 60, has been the Chairman of the board of Hanseatic Corporation, a New York corporation, since August 1994.  Mr. Traber also serves as a director of M.M. Warburg & Co. KgaA, Kimco Income REIT, Kappa Ventures, Langen GbR, 442 BV, Hanseatic Americas Ltd., and Hamburg-Berliner Immobilien AG.

Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him or any other person or persons relating to his election as a director, except that such nominees have agreed to serve as a director of the Corporations if elected.

The directors are to be elected by a plurality of the votes cast at the Joint Meeting.  Accordingly, the four nominees for election as directors who receive the highest number of votes actually cast will be elected.  The Board of Directors unanimously recommends a vote FOR each of the nominees.


THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Each Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee, but does not have a Nominating Committee.  Each Board of Directors met in person or conducted telephonic meetings a total of twelve (12) times during the fiscal year ended October 31, 2004.  During that same period, each Board of Directors acted two (2) times by unanimous written consent.

In the view of each Board of Directors, it is appropriate for each Board of Directors not to have a nominating committee because Mr. Milton Cooper is the beneficial owner of 63.36% of the Corporations’ common stock.  Therefore, Mr. Cooper is able to cast a sufficient number of votes to elect a majority of the Directors of each Corporation.  If either Board of Directors, in consultation with Mr. Cooper, determined to nominate for election as a director any person not then-currently serving as a director, that Board of Directors would consider at that time the appropriateness of forming a nominating committee to address the relevant issues.  Neither Board of Directors has adopted a policy with regard to the consideration of any director candidates recommended by security holders.  Each Board of Directors believes it is appropriate not to have such a policy in view of Mr. Cooper’s beneficial ownership of the Corporations’ common stock.  Neither Board of Directors has adopted any specific, minimum qualifications that it believes must be met by a person it recommends for nomination as a director or any specific skills it believes are necessary for its Directors to possess.  Neither Board of Directors has a defined process for identifying or evaluating nominees for election as Directors.  Each director of each Corporation participates in the consideration of nominees for the Board of Directors of such Corporation.

Executive Committee

The executive committee of each Corporation consisted of Michael J. Flynn, Patrick M. Flynn and Eldon D. Dietterick.  This committee is empowered to exercise all powers of each Board of Directors, except action on dividends, during the intervening period between regular Board Meetings. The Executive Committee did not convene during the fiscal year ended October 31, 2004.

Audit Committee

The audit committee of each Corporation, composed of Michael J. Flynn, Patrick M. Flynn and Eldon D. Dietterick, held four meetings during the fiscal year ended October 31, 2004. Michael J. Flynn is the chairperson of each Corporation’s audit committee.  The purposes of each audit committee are:

•

To assist its board of directors in its oversight of (1) the integrity of each Corporation’s financial statements; (2) each Corporation’s compliance with legal and regulatory requirements; and (3) the performance of each Corporation’s internal audit function;

•

To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

•

To prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporations’ proxy statement.

The Corporations’ Boards of Directors have determined that the Corporations do not have an “audit committee financial expert,” as that term is defined under the rules and regulations of the Securities and Exchange Commission, serving on the Audit Committees of their Boards of Directors.  The Corporations do not have an audit committee financial expert because their Boards of Directors believe it would be difficult to attract a person with the requisite qualifications, who would be an independent director, to the Boards of Directors.  Further, the Boards of Directors have determined that the persons serving on the Audit Committees of the Corporations’ Boards of Directors possess such experience in financial matters and have such knowledge of issues relating to financial reporting and auditing so as to adequately discharge their duties to shareholders of the Corporations in their capacity as members of the Audit Committees of the Corporations’ Boards of Directors.


None of the members of the Audit Committee would be considered independent under Rule 4200(a)(15) of the NASD’s listing standards applicable to companies whose securities are traded on Nasdaq. While the Corporations’ securities are not traded on Nasdaq and, therefore, the Corporations are not required to satisfy Nasdaq’s listing standards, under the rules of the Securities and Exchange Commission, the Corporations are required to state whether the members of their Audit Committees would be considered independent as if the Corporations’ securities were traded on Nasdaq.

Compensation Committee

The compensation committee of each Corporation consists of Milton Cooper and Wolfgang Traber.  This committee reviews general compensation policies and reviews and recommends salary and other adjustments for employees and executive officers. The compensation committee did not convene during the fiscal year ended October 31, 2004.

Attendance at Meetings

All directors attended 100% of all board of director meetings and at least 75% of applicable committee meetings of the committees on which they served.

The Corporations’ policy encourages, but does not require, attendance by the Directors at the Annual Meetings of Shareholders of the Corporations.  At the annual meetings held in 2004, 2 of the Directors were in attendance.

Director Compensation

All directors receive $1,000 for each Board Meeting they attend.  Directors do not receive compensation for committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of the Corporations’ common stock as of February 9, 2005 by:

•

all persons known by the Corporations to beneficially own more than 5% of the Corporations’ common stock;

•

each of the Corporations’ directors;

•

each of the Corporations’ named executive officers; and

•

all of the Corporations’ directors and executive officers as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities.  Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of February 9, 2005 through the exercise of any warrant, stock option or other right. Unless otherwise indicated, the address of all listed shareholders is c/o Blue Ridge Real Estate Company, Blakeslee, Pennsylvania 18610.  Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

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Number of Shares

Percent

Beneficially

of Shares

  Name and Address

Owned (1)

Outstanding

Milton Cooper c/o Kimco Realty Services, Inc. 3333 New Hyde Park Road, Suite 100 New Hyde Park, NY 10042-0020	1,234,989	(2)	63.36%
Michael J. Flynn	36,100	(3)	1.85%
Patrick M. Flynn	20,000	(4)	1.02%
Wolfgang Traber	0		*
Eldon D. Dietterick	7,155	(5)	*
Richard T. Frey	112		*
Kimco Realty Corporation 3333 New Hyde Park Road Suite 100 New Hyde Park, NY 10042-0020	1,012,579	(6)	51.95%
All Executive Officers and Directors as a group (6 people)	1,298,356	(7)	66.62%

*Less than 1%

(1)

Shares are beneficially owned when a person, directly or indirectly, has or shares the voting power thereof (that is, the power to vote, or direct the voting, of such shares) and investment power thereof (that is, the power to dispose, or to direct the disposition, of such shares).

(2)

Based on information provided by Mr. Cooper, he has the sole voting and dispositive power over 154,607 shares.  The number of shares listed also includes 67,803 shares as to which Mr. Cooper disclaims beneficial ownership; such shares are owned by KC Holdings, Inc., of which Mr. Cooper is Chairman of the board of directors and President and the owner of approximately 8% of the outstanding stock.  The above number of shares also includes 1,012,579 shares which are held of record by Kimco Realty Services, Inc., which is a wholly-owned subsidiary of Kimco Realty Corporation, a Real Estate Investment Trust.  Mr. Cooper is Chairman of the board of directors and Chief Executive Officer of Kimco Realty Corporation, but disclaims beneficial ownership of the shares held by Kimco Realty Services, Inc.  Finally, the above number includes 24,439 shares owned by the Cooper Family Foundation, of which Mr. Cooper is President but disclaims beneficial ownership of the shares, and 714 shares held by a trust for which Mr. Cooper serves as trustee, but as to which shares he disclaims beneficial ownership.  The business address of KC Holdings, Inc., Kimco Realty Services, Inc. and Kimco Realty Corporation is c/o Kimco Realty Corporation, 3333 New Hyde Park Road, Suite 100, New Hyde Park, NY 11042-0020.

(3)

Includes currently exercisable option to purchase 35,000 shares.

(4)

Consists of currently exercisable options to purchase 20,000 shares.

(5)

Includes currently exercisable options to purchase 7,000 shares.

(6)

Kimco Realty Services, Inc. is the holder of record of 1,012,579 shares of the Corporations’ common stock.  Kimco Realty Corporation is the parent corporation of Kimco Realty Services, Inc. and has voting and dispositive power over the shares of common stock held by Kimco Realty Services, Inc.

(7)

Includes currently exercisable options to purchase 62,000 shares of common stock.

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during the fiscal year ended October 31, 2004 awarded to, earned by or paid to the Corporations’ Chief Executive Officer and the Corporations’ other most highly compensated executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended October 31, 2004.  The Corporations refer to these persons as the Corporations’ named executive officers.

		Annual Compensation (1)		Long-Term Compensation
				____Awards____
				Securities
				Underlying
Name and Principal Position	Years	Salary	Bonus	Options
Patrick M. Flynn Chief Executive Officer and President	2004	0	$40,000	10,000
	2003	0	$40,000	5,000
	2002	0	$30,000	5,000

Eldon D. Dietterick Executive Vice-President and Treasurer	2004	$110,000	$24,000	7,000
	2003	$102,000	$17,000	4,000
	2002	$102,000	$20,000	3,000

Richard T. Frey Vice-President	2004	$97,000	$20,000	5,000
	2003	$90,000	$15,000	3,000
	2002	$90,000	$18,000	2,000

(1) Compensation was paid to Mr. Dietterick and Mr. Frey by Blue Ridge Real Estate Company, a portion of which was then allocated to Big Boulder Corporation.

Stock Options

The following table contains information regarding grants of options to purchase shares of the Corporations’ common stock to the Corporations’ named executive officers during the fiscal year ended October 31, 2004.

Amounts in the following table represent potential realizable gains that could be achieved for the options if exercised at the end of the option term.  The 5% and 10% assumed annual rates of compounded stock price appreciation are calculated based on the requirements of the Securities and Exchange Commission and do not represent an estimate or projection of the Corporations’ future common stock prices.  These amounts represent certain assumed rates of appreciation in the value of the Corporations’ common stock from the fair market value on the date of grant.  Actual gains, if any, on stock option exercises depend on the future performance of the common stock and overall stock market conditions.  The amounts reflected in the following table may not necessarily be achieved.


Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
					Value at Assumed
	Number of	Percent of			Annual Rates of
	Securities	Total Options			Stock Price Appreciation
	Underlying	Granted to	Exercise		for Option Term
	Options	Employees	Price Per	Expiration
Name	Granted	in Fiscal 2004	Share	Date	5%	10%
Patrick M. Flynn	10,000	31.3%	$17.75	02/13/09	$49,040	$108,366
Eldon D. Dietterick	7,000	21.9%	$17.75	02/13/09	$34,328	$75,856
Richard T. Frey	5,000	15.6%	$17.75	02/13/09	$24,520	$54,183

Fiscal Year-End Option Values

The following table provides information concerning the number and value of unexercised options to purchase the Corporations’ common stock held as of October 31, 2004 by the Corporations’ named executive officers.  Value of the unexercised in-the-money options is calculated on the basis of an assumed $27.00 per share price on October 31, 2004.

Aggregated Fiscal Year-End Option Values

Name	Number of Securities Underlying Unexercised Options at October 31, 2004		Value of Unexercised In-the-Money Options at October 31, 2004
	Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick M. Flynn	20,000	0	$255,500	0
Eldon D. Dietterick	14,000	0	$178,650	0
Richard T. Frey	10,000	0	$127,550	0

Stock Option and Other Compensation Plans

The Corporations have a defined benefit pension plan.  The Corporations’ eligible employees participate in the pension plan which provides to each such participant annual retirement income beginning at age 65 equal product of (x) 31% of the first $10,000 of such participant’s average compensation for the five highest consecutive years in the last ten year prior to retirement during which the employee was most highly paid plus 40% of such earnings in excess of $10,000; and (y) the ratio of the participant’s years of credited service (if less than 15 years) to 15 years.

The table that follows shows the estimated annual benefits payable upon retirement to persons in specified remuneration and years of service classifications under the pension plan.  The retirement benefits shown are based upon retirement at the age of 65.


	Years of Service
Average Salary*	5	10	15**
$15,000	$1,700	$3,400	$5,100
$30,000	$3,700	$7,400	$11,100
$45,000	$5,700	$11,400	$17,100
$60,000	$7,700	$15,400	$23,100
$75,000	$9,700	$19,400	$29,100
$90,000	$11,700	$23,400	$35,100
$105,000	$13,700	$27,400	$41,100
$120,000	$15,700	$31,400	$47,100
$135,000	$17,700	$35,400	$53,100
$150,000	$19,700	$39,400	$59,100
$160,000	$21,000	$42,000	$63,000

     *Based on 5 consecutive years of highest earnings in the last 10 years.

   **Minimum number of years of continuous service required to receive maximum pension.

Remuneration covered by the pension program includes salary, overtime and awards under an annual incentive program.  Eldon D. Dietterick, Richard T. Frey and Patrick M. Flynn had, respectively, 19 years, 14 years and 3 years of credited service under this plan as of October 31, 2004.

The annual benefits payable under the plan are not subject to deduction for Social Security benefits or other offset amounts.

The following table provides information as of October 31, 2004 with respect to compensation plans (including individual compensation arrangements) under which the Corporations’ equity securities are authorized for issuance.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of options, warrants and rights	Weighted average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	35,000	$6.75	0

Equity compensation plans not approved by security holders	61,000	14.42	0
	------------------	-------------------	------------------
Total	96,000	11.62	0

INDEPENDENT AUDITORS

Parente Randolph, PC was the auditor for the fiscal year ended October 31, 2004, and the Board of Directors, upon recommendation of the Audit Committee, has selected it as auditor for the fiscal year ended October 31, 2005.  A representative of Parente Randolph, PC will be present at the meeting with the opportunity to make a statement and respond to appropriate questions from shareholders.


Audit Fees.  For the fiscal years ended October 31, 2004 and 2003, the Corporations paid Parente Randolph, PC in the aggregate approximately $76,512 and $68,761, respectively, for audit services, including reviews.

Audit-Related Fees. There were no fees billed for the fiscal year ended October 31, 2004 for professional services rendered by Parente Randolph, PC for assurance and related services that were reasonably related to the performance of the audit or review of the Corporations’ financial statements and not included in the audit fees for the fiscal year ended October 31, 2004 disclosed above. There were also no fees for such services billed for the fiscal year ended October 31, 2003.

Tax Fees.  For the fiscal year ended October 31, 2004 and 2003, the Corporations paid Parente Randolph, PC in the aggregate approximately $16,098 and $11,060, respectively, for tax services.

All Other Fees.  For the fiscal years ended October 31, 2004 and 2003, the Corporations paid Parente Randolph, PC in the aggregate $18,522 and $6,743, respectively, for all other services for the Corporations.  These services consisted primarily of services rendered in connection with the preparation of the Corporations’ filings with the Securities and Exchange Commission.

Audit Committee Charter.  The Corporations’ Audit Committee acts pursuant to the Amended and Restated Audit Committee Charter adopted by the Board of Directors on February 22, 2005, a copy of which is attached as Appendix A.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Section 10A(i)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related rules require that all auditing and permissible non-audit services to be performed by the Corporations’ principal accountants be approved in advance by the Audit Committee of the Board of Directors.  Pursuant to Section 10A(i)(3) of the Exchange Act and related rules, the Audit Committee has established procedures by which the Chairman of the Audit Committee may pre-approve such services provided that the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairman reports the details of the services to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee has the sole authority to approve all audit and tax engagement fees and terms.  Audit and tax engagement fees were approximately 85% and 92%, respectively, of the total fees paid in fiscal years 2004 and 2003.

REPORT OF THE AUDIT COMMITTEE OF THE BOARDS OF DIRECTORS

We have reviewed and discussed with the Corporations’ management and their independent auditing firm, Parente Randolph PC (the “Independent Registered Public Accounting Firm”), the Corporations' audited financial statements as of and for the fiscal year ended October 31, 2004, known as the Audited Financial Statements.  In addition, we have discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by Codification of Statements on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and we have discussed with that firm its independence from the Corporations.

Management is responsible for the Corporations’ internal controls and the financial reporting process. The Independent Registered Public Accounting Firm is responsible for performing an independent audit of the Corporations’ financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

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Based on the foregoing review and discussions and a review of the report of the Independent Registered Public Accounting Firm with respect to the Audited Financial Statements, and relying thereon, we hereby recommend to the Board of Directors of each Corporation the inclusion of the Audited Financial Statements in the Corporations’ Annual Report on Form 10-K for the fiscal year ended October 31, 2004, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Michael J. Flynn, Chairperson

Patrick M. Flynn, Member

Eldon D. Dietterick, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There are no discloseable items under this section.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of each Corporation assumed responsibility for establishing and administering the Corporation’s executive compensation programs and determining awards of incentive bonuses and stock option grants.  This report is submitted on behalf of the Compensation Committee of each Corporation.

Compensation Philosophy

The Compensation Committee’s compensation philosophy is designed to support the Corporation’s primary objective of creating long-term value of shareholders.  The Compensation Committee follows a three-pronged compensation strategy applicable to the Corporation’s executive officers and other key employees whereby such employees are compensated through three separate but related compensation arrangements:

First, each key employee receives a base salary consistent with his or her core responsibilities;

Second, incentive bonuses allow the Corporation to recognize individual performance and contributions to the Corporation on an annual basis; and

Third, stock option grants are made to provide a longer term incentive and reward longer term loyalty and performance.

This strategy is intended to (i) attract and retain talented executives; (ii) emphasize pay for performance; and (iii) encourage management devotion to the long-term valuation of the Corporation.

The following are descriptions of the Corporation’s compensation programs for executive officers.

Base Salary

The Corporation generally establishes base salary ranges by considering compensation levels in similarly sized companies in the resort/leisure/hospitality industry and the real estate development industry.  The base salary and performance of each executive officer is reviewed periodically (at least annually) by his or her immediate supervisor resulting in salary actions as appropriate.  An employee’s level of responsibility is the primary factor used in determining base salary.  Individual performance and industry information are also considered in determining any salary adjustment.  The Committee reviews and approves all executive officer salary adjustments as recommended by the CEO.

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Bonus Plan

The Corporation has established an incentive compensation plan for certain of the Corporation’s employees, which is designed to provide rewards for shorter term productivity by key employees.  The bonus plan is generally directed at key members of the management team.  The bonus plan for the Corporation’s 2005 fiscal year remains subject to approval by the Compensation Committee.

Employee Stock Option Awards

The Corporation’s philosophy on stock option awards are designed to align management interests with those of shareholders. In furtherance of this objective, the level of stock option grants for executive officers is determined by the Committee each year, typically in consultation with the CEO except with respect to the CEO himself.  Awards for all employees (including all executive officers) are determined by giving equal consideration to base salary, level of responsibility and industry long-term compensation information.  All stock option grants to the Named Executive Officers in Fiscal 2004 are reflected in the table entitled “Option Grants in Last Fiscal Year.”

CEO Compensation

Mr. Patrick Flynn’s compensation for Fiscal 2004 consisted of a cash bonus and a stock option grant reflected in the table entitled “Executive Compensation”.  Mr. Flynn is also a participant in the Corporation’s defined benefit pension plan.

Mr. Flynn is an employee of Kimco Realty Corporation, our majority shareholder.  He receives a base salary from Kimco, a portion of which is then billed to Blue Ridge Real Estate Company and Big Boulder Corporation and paid to Kimco as consulting fees.

COMPENSATION COMMITTEE

Milton Cooper, Chairman

Wolfgang Traber

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STOCK PERFORMANCE GRAPH

The following graph compares the percentage change in the cumulative total shareholder return on the Common Shares from the end of the Corporation’s 1999 fiscal year through the end of the Corporation’s 2004 fiscal year with the cumulative total return of the NASDAQ Composite Index and a peer's results during such period. The corporation used as the peer is Vail Resorts, Inc., which owns and operates ski resort properties, hotels and lodging facilities.  Vail Resorts, Inc. also develops, buys and sells real estate in and around the company’s resort communities.   The comparison assumes that $100 was invested at the beginning of such period in our Common Shares and in the NASDAQ Composite Index and Vail Resorts, Inc. and assumes the reinvestment of any dividends.

Performance of Blue Ridge Real Estate Company and Big Boulder Corporation (BLRGZ.OB) Stock vs. Vail Resorts, Inc. (MTN) and the Nasdaq Composite Index
Index Values
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1999
2000
2001
2002
2003
2004
Date
BLRGZ
MTN
NASDAQ COMPOSITE

CUMULATIVE VALUE OF $100 INVESTMENT

DATE	BLRGZ	MTN	NASDAQ COMPOSITE
10/31/99	$100.00	$100.00	$100.00
10/31/00	96.15	95.24	113.59
10/31/01	115.79	79.14	50.16
10/31/02	97.27	85.87	78.67
10/31/03	140.19	93.06	145.31
10/31/04	189.33	149.70	102.21

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporations’ officers, directors and persons who own more than ten percent of a registered class of the Corporations’ equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC").  Their initial report must be filed using the SEC’s Form 3 and they must report subsequent stock purchase, sales, option exercises and other changes using the SEC’s Form 4, which must be filed within two business days of most transactions.  In some cases, such as changes in ownership arising from gifts and inheritances, the SEC allows delayed reporting at year-end on Form 5.  Executive officers, directors and persons who beneficially own greater than 10% of a registered class of the Corporations’ equity securities are required by SEC regulations to furnish the Corporations with copies of all reports they file pursuant to Section 16(a).

Based solely on a review of the copies of such reports received, or written representations from certain reporting persons, the Corporations believe that during the period from November 1, 2003 through October 31, 2004, its directors, officers and 10% shareholders complied with all Section 16(a) filing requirements, with the exceptions noted herein. Patrick M. Flynn inadvertently filed an untimely Form 3 to report his appointment as President, Chief Executive Officer and Director of Blue Ridge Real Estate Company and Big Boulder Corporation in October 2001.  Mr. Flynn also inadvertently filed an untimely Form 4 to report stock option grants he received between December 2001 and February 2004. Eldon D. Dietterick inadvertently filed an untimely Form 3 to report his appointment as Executive Vice-President and Treasurer of Blue Ridge Real Estate Company and Big Boulder Corporation in October 2001.  Mr. Dietterick also inadvertently filed an untimely Form 4 to report stock option grants he received between December 2001 and February 2004 and a purchase of common stock in December 2002.  Richard T. Frey inadvertently filed an untimely Form 3 to report his appointment as Vice President of Blue Ridge Real Estate Company and Big Boulder Corporation in October 2001.  Mr. Frey also inadvertently filed an untimely Form 4 to report stock option grants he received between December 2001 and February 2004 and a purchase of common stock in May 2003.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Kimco Realty Services, Inc. is the Corporations’ controlling shareholder and Kimco Realty Corporation, the parent company of Kimco Realty Services, Inc., is presently providing consulting services to the Corporations.  The services are focused on land development, acquisitions and disposals.  For the fiscal year ended October 31, 2004, the amount was $285,000.  Kimco Realty Corporation served as the management company for the Dreshertown Plaza Shopping Center from June 2003 to March 2004, at which point the shopping center was sold.  During its management term, Kimco Realty Corporation was paid $50,977 in management fees.

During June 2004, two commercial rental real estate properties were acquired, the Oxbridge Square Shopping Center, Richmond, Virginia and the Coursey Commons Shopping Center, Baton Rouge, Louisiana as replacement properties in the Corporations’ Real Estate Management/Rental Operations segment.  Together the properties approximated $20,000,000 of acquired value.  The purchase was financed by approximately $8,044,000 of cash held in escrow from the sale of Dreshertown Plaza, plus assuming a long-term note approximating $4,050,000 and obtaining a short-term bridge loan from Kimco Capital Corp., a wholly-owned subsidiary of Kimco Realty Corporation, approximating $7,375,000 with interest payable at 6% per annum.  As of September 3, 2004, the short-term bridge loan from Kimco Capital Corp. was paid in full and replaced with long-term financing with JP Morgan Chase Bank in the amount of $7.7 million.  As of the dates of purchase, a wholly-owned subsidiary of Kimco Realty Corporation was, and currently remains, the management company for both shopping centers and receives a fixed monthly fee of 4.5% of rental income on store leases.  As of October 31, 2004, that subsidiary received $24,600 for management fees earned on the new shopping centers.

Michael J. Flynn, the Chairman of the Corporations’ board of directors, is also the President, Chief Operating Officer and Vice Chairman of the board of directors of Kimco Realty Corporation.  In addition, Patrick M. Flynn, who serves as one of the Corporations’ directors and is the Corporations’ President and Chief Executive Officer, is the Director of Real Estate at Kimco Realty Corporation.  Finally, Milton Cooper, who serves as one of the Corporations’ directors, also serves as Chief Executive Officer and Chairman of the board of directors of Kimco Realty Corporation.

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In January 2005, the Corporations filed a registration statement with the Securities and Exchange Commission pursuant to which the Corporations are proposing to offer the Corporations’ existing shareholders non-transferable rights to purchase shares of the Corporations’ common stock that have an aggregate value of $15,500,000, rounded to the nearest whole share.  Under the proposed rights offering, each of the shareholders will also have an over-subscription right.  In connection with filing the registration statement, the Corporations entered into a Standby Securities Purchase Agreement with Kimco Realty Services, Inc., a wholly-owned subsidiary of Kimco Realty Corporation, which provides that Kimco Realty Services will purchase any and all shares of the Corporations’ common stock not subscribed for by the Corporations’ shareholders in the proposed rights offering.  The Corporations also granted Kimco Realty Services registration rights with respect to the shares that Kimco purchases that are not otherwise subscribed for by the Corporations’ shareholders in the proposed rights offering.  As a result, Kimco Realty Services can cause the Corporations to register the shares it purchases pursuant to its standby purchase commitment and such shares would be eligible for resale in the public market without restriction.  The registration statement relating to the proposed rights offering has not been declared effective by the Securities and Exchange Commission.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETINGS

If you would like to submit a proposal for inclusion in the proxy materials for the Corporations’ 2005 annual meetings of shareholders, you may do so by following the procedures prescribed in SEC Rule 14a-8 under the Securities and Exchange Act of 1934.  To be eligible for inclusion, shareholder proposals must be received by the Secretary, Blue Ridge Real Estate Company/Big Boulder Corporation, Route 940 and Moseywood Road, P.O. Box 707, Blakeslee, Pennsylvania  18610, at any time before October 14, 2005.  If you intend to submit a proposal at the Corporations’ 2005 annual meeting of shareholders but do not intend to include the proposal in the Corporations’ proxy statement for that meeting, you must provide appropriate notice to the Corporations on or before January 10, 2006.  If the Corporations do not receive notice by that date, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

OTHER MATTERS

The Board of Directors of each Corporation is not aware of any matters, other than those listed in the Notice of Annual Meetings, that may be properly brought before the Joint Meeting.  If, however, any other matter not now known properly comes before the Joint Meeting, the persons named in the enclosed Proxy Card will vote the proxies in their discretion on such matters.

A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO: BLUE RIDGE REAL ESTATE COMPANY, ROUTE 940 AND MOSEYWOOD ROAD, P.O. BOX 707, BLAKESLEE PENNSYLVANIA 18610, ATTENTION: CORPORATE SECRETARY.

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COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Corporations’ Boards of Directors have provided a process by which any security holder can send communications to either or both of the Boards of Directors or any individual director.  Any security holder desiring to send any communication to either or both of the Corporations’ Boards of Directors or to any individual director should send that communication to either or both of the Boards of Directors or a specified director by mail or facsimile, addressed as follows:

Chairman of the Boards

or Boards of Directors

or [individual director]

c/o Corporate Secretary

Blue Ridge Real Estate Company and

Big Boulder Corporation

Route 940 and Moseywood Road

P.O. Box 707

Blakeslee, PA  18610

Fax: 570-443-4707

While maintaining the confidentiality of the communication, the Corporate Secretary will forward all communications received in this manner on to either or both of the Board of Directors or the specified director, as indicated in the address listed on the communication.

By order of the Board of Directors

/s/ Christine A. Liebold

Christine A. Liebold

Secretary

Blakeslee, Pennsylvania

February 25, 2005

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APPENDIX A

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

I.

Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Blue Ridge Real Estate Company and Big Boulder Corporation (the “Company”) is appointed by, and generally acts on behalf of, the Board.  The Committee’s purposes shall be:

A.

To assist the Board in its oversight of (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal and regulatory requirements; and (3) the performance of the Company’s internal audit function;

B.

To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

C.

To prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statement.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight.  The members of the Committee may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity.  Consequently, it is not the duty of the Committee to conduct audits, to independently verify management’s representations, or to determine that the Company’s financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles (“GAAP”), or fairly present the financial condition, results of operations, and cash flows of the Company in accordance with GAAP.  These are the responsibilities of management and the independent auditors. The Committee’s considerations and discussions with management and the independent auditors do not ensure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company’s independent auditors are in fact “independent.”

II.

Membership

A.

The Committee shall be composed of at least two directors.

B.

All members of the Committee must be financially literate.  To the extent possible, at least one member of the Committee shall be an “audit committee financial expert” as that term is defined by the SEC.

C.

The members of the Committee shall be nominated and appointed by a majority of the Board for one-year terms. The Board shall designate one member of the Committee to serve as Chairperson.  The members of the Committee shall serve until their resignation, retirement, or removal by the Board and until their successors shall be appointed.  No member of the Committee shall be removed except by majority vote of the directors of the full Board then in office.

D.

Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

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III.

Meetings and Procedures

A.

The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than four times per year.  A majority of the members of the Committee shall constitute a quorum.

B.

The Committee shall meet with the independent auditors, the senior personnel performing the Company’s internal audit function, and management in separate meetings, as often as it deems necessary and appropriate in its judgment.

C.

The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

D.

The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

E.

The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

F.

The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

G.

The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

H.

The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by law, regulation, or listing standard to be exercised by the Committee as a whole.

I.

The Committee shall have the authority to obtain advice and assistance from internal and external legal, accounting, and other advisors, and the Company shall provide appropriate funding for the Committee to retain any such advisors without requiring the Committee to seek Board approval.

IV.

Duties and Responsibilities

A.

Financial Reporting Process

1.

The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company’s annual report on Form 10-K, the quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any other financial disclosures to be included in SEC filings prior to their release. The Committee shall review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analysis of the effects of alternative GAAP methods on the financial statements; the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the financial statements; the use of pro forma or non-GAAP financial information; and any correspondence with regulators or published reports that raise material issues with respect to, or that could have a significant effect on, the Company’s financial statements.

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2.

The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

3.

The Committee shall review earnings press releases prior to their release, as well as the type of financial information and earnings guidance and the type of presentation to be provided to analysts and rating agencies.

4.

The Committee shall prepare the Committee report required by the rules of the SEC to be included in the Company’s annual proxy statement.

B.

Risks and Control Environment

1.

The Committee shall discuss periodically with management the Company’s policies and guidelines regarding risk assessment and risk management, as well as the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures. In addition, the Committee shall obtain periodically from the personnel performing the Company’s internal audit function their assessments of the Company’s risk management process and system of internal control.

2.

The Committee shall review periodically the Company’s Code of Ethics, and shall have the sole authority to grant waivers of the Company’s Code of Ethics to the Company’s directors and executive officers.

3.

The Committee shall meet periodically with the senior personnel performing the internal audit function and the independent auditors to review the Company’s policies and procedures regarding disclosures that may impact the financial statements and compliance with applicable laws and regulations and the Company’s Code of Ethics.

4.

The Committee shall oversee the Company’s disclosure controls and procedures, including internal control over financial reporting, and, where applicable, shall oversee changes in internal control over financial reporting intended to address any significant deficiencies or material weaknesses in the design or operation of internal control and any fraud involving management or other employees that is reported to the Committee. In addition, the Committee shall review and discuss the annual report of management on the effectiveness of the Company’s internal control over financial reporting and the independent auditors’ report on, and attestation of, such management report, to the extent those reports are required by SEC rules.

C.

Independent Auditors

1.

The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company’s independent auditors. The independent auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

2.

The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and non-audit services that are not prohibited and the fees for such services. Pre-approval of audit and non-audit services that are not prohibited may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such services, including through delegation of authority to a member of the Committee.  Any service that is approved pursuant to a delegation of authority to a member of the Committee must be reported to the full Committee at its next scheduled meeting.

3.

Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact of applicable rotation requirements and other independence rules on the staffing.

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4.

The Committee shall, at least annually, obtain and review a report by the independent auditors describing:  (i) the independent auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the auditing firm, and any steps taken to deal with any such issues; and (iii) in order to assess the firm’s independence, all relationships between the auditing firm and the Company, consistent with Independent Standards Board No. 1.

5.

The Committee shall review periodically any reports prepared by the independent auditors and provided to the Committee relating to, among other things, the Company’s critical accounting policies and practices; alternative treatments within generally accepted accounting principles for policies and practices relating to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6.

The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, management’s response to same, and any other matters required to be brought to its attention under auditing standards (e.g., SAS 61), and shall resolve any disagreements between the independent auditors and management.

7.

After reviewing the reports from the independent auditors and the independent auditors’ work throughout the audit period, the Committee will conduct an annual evaluation of the independent auditors’ performance and their independence, including considering whether the independent auditors’ quality controls are adequate.  This evaluation also shall include the review and evaluation of the audit engagement team, including the lead audit partner.  In making its evaluation, the Committee shall take into account the opinions of management and the senior personnel performing the Company’s internal audit function.  The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

8.

The Committee shall set clear policies for the hiring by the Company of employees or former employees of the independent auditors. Specifically, the Company shall not hire as its Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer, or any person serving in an equivalent position, any partner, employee, or former employee of the Company’s independent auditors who participated in any capacity in an audit of the Company during the one-year period preceding the date of initiation of the then-current audit.

D.

Internal Audit Function

1.

The Committee shall oversee the activities, organizational structure, and qualifications of the persons performing the internal audit function.

2.

The Committee shall review and approve the appointment and replacement of the senior personnel performing the internal audit function.

3.

The Committee shall review and approve the annual internal audit plan of, and any special projects undertaken by, the personnel performing the internal audit function.

4.

The Committee shall discuss with the personnel performing the internal audit function any changes to, and the implementation of, the internal audit plan and any special projects, and discuss the results of the internal audits and special projects.

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5.

The Committee shall review any significant reports to management prepared by the internal audit department and management’s responses.

E.

Evaluations and Reports

1.

The Committee shall annually review and assess the performance of the Committee and each Committee member and deliver a report to the Board setting forth the results of its evaluation. In conducting this review and assessment, the Committee shall address matters that it considers relevant to its performance, including, at a minimum, the adequacy, appropriateness, and quality of the information and recommendations that the Committee presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

2.

The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company’s public reporting, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, the performance of the Company’s internal audit function, and the effectiveness of the Company’s disclosure controls and procedures.

F.

Other Matters

1.

The Committee shall establish procedures for the approval of all related-party transactions involving executive officers and directors.

2.

The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

3.

The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

4.

The Committee shall maintain free and open communication with the Board, management, the internal auditors, and the independent auditors.

5.

The Committee shall perform any other activities consistent with this Charter, the Company’s Articles of Incorporation, the Company’s Bylaws, and governing law, as the Committee or the Board may deem necessary or appropriate.

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This Proxy is Solicited on Behalf of the Board of Directors

BLUE RIDGE REAL ESTATE COMPANY - BIG BOULDER CORPORATION

Blakeslee, Pennsylvania 18610

The undersigned hereby appoints Patrick M. Flynn and Eldon D. Dietterick as Proxies, each with the power to appoint his/her substitutes, and hereby authorizes them to represent them and to vote, as designated on the reverse side, all the undersigned's shares of common stock of BLUE RIDGE REAL ESTATE COMPANY and BIG BOULDER CORPORATION (COLLECTIVELY THE "CORPORATIONS") held of record by the undersigned on February 9, 2005, at the Annual Meetings of Shareholders to be held on March 30, 2005 or any adjournments thereof.

The Proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the meetings and any adjournments thereof.

The Proxies evidenced by this Proxy Card are solicited on behalf of the respective Boards of Directors of the Corporations. Unless otherwise specified, shares of both Corporations covered by this Proxy Card will be voted FOR the listed nominees in the election of directors and such votes will be cumulated at the discretion of the Proxies.

(Continued and to be signed on other side)

1. Election of Directors of Blue Ridge Real Estate Company: Milton Cooper, Michael J. Flynn, Patrick M. Flynn, Wolfgang Traber.		2. Election of Directors of Big Boulder Corporation: Milton Cooper, Michael J. Flynn, Patrick M. Flynn, Wolfgang Traber.
FOR	WITHHOLD AUTHORITY	FOR	WITHHOLD AUTHORITY
all nominees listed	to vote for all	all nominees listed	to vote for all
(except as marked to the contrary)	nominees	(except as marked to the contrary)	nominees
[ ]	[ ]	[ ]	[ ]

Instruction: To cumulate votes, write the name of the nominee and number of votes following the words "Cumulate For" in the space provided below.	Instruction: To cumulate votes, write the name of the nominee and number of votes following the words "Cumulate For" in the space provided below.

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.	Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

Dated: __________________________________, 2005

(Signature(s))

(Please sign exactly as name appears hereon. Joint owners should each sign. Executors, Administrators, Trustees, etc, should so indicate when signing.)

PLEASE FILL IN DATE, SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.